UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2022
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HEALTH CATALYST, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38993	45-3337483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10897 South River Front Parkway #300
South Jordan, UT 84095
(Address of principal executive offices, including zip code)

(801) 708-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	HCAT	The Nasdaq Global Select Market
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 4, 2022, Health Catalyst, Inc. (the “Company”) issued a press release announcing that, on August 2, 2022, the Company’s board of directors authorized and approved a share repurchase program pursuant to which the Company may purchase up to $40 million of its outstanding common stock, par value $0.001 per share (the “Common Stock”). A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Stock repurchases under the program may be made from time to time, in the open market, in privately negotiated transactions or otherwise, with the amount and timing of repurchases to be determined at the discretion of management of the Company, depending on market conditions and corporate needs. Open market repurchases will be structured to occur in accordance with applicable federal securities laws, including within the pricing and volume requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended. The Company may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases of its shares under this authorization.

The share repurchase program does not obligate the Company to acquire any particular amount of Common Stock and may be modified, suspended or terminated at any time at the discretion of the Company’s board of directors.

The Company expects to fund repurchases with existing cash and cash equivalents, working capital, cash flow from operations or funds available through various borrowing arrangements.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s amount, timing and sources of funding for the share repurchase program. Any forward-looking statements contained in this Current Report on Form 8-K are based upon the Company’s historical performance and its current plans, estimates and expectations, and are not a representation that such plans, estimates or expectations will be achieved. These forward-looking statements represent the Company’s expectations as of the date of this Current Report on Form 8-K, and involve risks, uncertainties and assumptions. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the control of the Company, including changes in price and volume and the volatility of the Company’s Common Stock, adverse developments affecting prices and trading of exchange-traded securities, including securities quoted on the Nasdaq Global Select Market, unexpected or otherwise unplanned or alternative requirements with respect to the capital investments of the Company and the risks and uncertainties disclosed in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Form 10‑K and any subsequent filings on Forms 10-Q or 8-K, available at www.sec.gov. The Company does not intend to update any forward-looking statement contained in this Current Report on Form 8-K to reflect events or circumstances arising after the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Press release of the Registrant, dated August 4, 2022

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CATALYST, INC.

Date: August 4, 2022	By:	/s/ Bryan Hunt
Bryan Hunt

Chief Financial Officer